UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 2, 2016
Date of Report (Date of earliest event reported)

lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Cornwall Avenue
Vancouver, British Columbia
Canada, V6J 1C7
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (604) 732-6124

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the lululemon athletica inc. 2016 Annual Meeting of Stockholders held on June 2, 2016, the matters on which the stockholders voted, in person or by proxy, were:

1.	to elect three Class III directors to hold office for a three-year term and until their respective successors are elected and qualified; and

2.	to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 29, 2017.

The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Robert Bensoussan	119,087,068	866,892	114,813	7,846,092
Kathryn Henry	118,565,072	1,389,631	114,070	7,846,092
Jon McNeill	119,681,149	273,117	114,507	7,846,092
Each of the foregoing nominees was elected and each received more votes for than the votes cast against that nominee's election.

Ratification of Appointment of Independent Registered Public Accounting Firm:

	Votes For	Votes Against	Votes Abstained
PricewaterhouseCoopers LLP	127,598,304	169,149	147,412
The foregoing proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: June 6, 2016	/s/ STUART HASELDEN
Stuart Haselden
Chief Financial Officer